Accounting policies, Expected rebates and chargebacks (Details) £ in Millions	12 Months Ended
Dec. 31, 2022 GBP (£)
Expected rebates and chargebacks [Abstract]
Accrued revenue deductions	£ 22.5
Accrued revenue subject to greater estimation uncertainty and judgments	£ 25.5
Estimated percentage of rebates, chargebacks and other payable	20.00%
Increase (reduction) in total revenue of rebates, chargebacks and other payable	£ 4.5